Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated December 29, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-59397 and 333-90565 on Form S-3 and No. 333-56591 on Form S-8.

                                                        /s/  Arthur Andersen LLP
                                                        ------------------------
                                                             ARTHUR ANDERSEN LLP



Portland, Oregon,
December 29, 1999